UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 16, 2010
SIGNATURE GROUP HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-08007	95-2815260

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

175 North Riverview Drive Anaheim, California	92808

(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s Telephone Number, Including Area Code): (714) 283-6500

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Signature Completes Distribution of New Notes to Former TOPrS Holders
On July 16, 2010, Signature Group Holdings, Inc. (formerly known as Fremont General Corporation, referred to herein as “Signature”) issued an aggregate of $39 million in principal of notes, due December 31, 2016 and bearing 9% annual interest (the “New Notes”). The New Notes were issued to former holders of 9% Trust Originated Preferred Stock securities (“TOPrS”) issued to Fremont General Financing I, a Delaware statutory business trust, pursuant to the Fremont General Financing Declaration of Trust of Fremont General Corporation, as partial settlement of the TOPrS’ bankruptcy claims.
With the issuance of the New Notes, the distribution of consideration for the benefit of the TOPrS holders under Signature Group Holdings, LLC’s confirmed Chapter 11 Plan of Reorganization for Fremont General Corporation (the “Plan”) is now substantially compete. On June 11, 2010, the TOPrS were extinguished and holders of TOPrS became entitled to receive a pro rata portion of the consideration presented below at both the aggregate and per share levels:

Aggregate Consideration	Consideration Per Each Share of TOPrS
$45 Million in cash[1]	$11.25 in cash[1]
$39 Million in New Notes	$9.75 in principal of New Notes
21 Million shares of Common Stock	5.25 shares of Common Stock
A form of the New Notes is attached hereto as Exhibit 4.1. The New Notes were issued pursuant to an Indenture dated June 11, 2010 (the “New Notes Indenture”), by and between Signature and Wells Fargo Bank, National Association, a national banking association (the “Trustee”), a copy of which is attached hereto as Exhibit 10.1. The Trustee also served as Indenture Trustee to the TOPrS.
The distributions to the TOPrS holders described above are among the payments to creditors and transactions contemplated by the Plan, pursuant to which Fremont General Corporation emerged from Chapter 11 as Signature Group Holdings, Inc. on June 11, 2010. A copy of the Plan was filed with the SEC as Exhibit 2.1 to a Current Report on Form 8-K dated June 15, 2010.
New Notes; Indenture
The New Notes bear interest at an annual rate of 9% commencing on June 11, 2010. Interest payments are payable quarterly, with the first payment due on September 30, 2010. At any time on or after June 11, 2011, Signature shall have the right to redeem the New Notes in whole or in part, from time to time, at the option of Signature, upon notice at a price equal to 100% of the principal amount to be redeemed plus accrued but unpaid interest.
The New Notes Indenture has been qualified pursuant to an application on Form T-3 filed with the Securities and Exchange Commission. The New Notes Indenture contains covenants that limit the ability of Signature and certain of its subsidiaries, subject to certain exceptions and qualifications, to: (i) pay dividends or make distributions, repurchase equity securities, or make

[1]	On June 11, 2010, Signature paid $45 million, or $11.25 per TOPrS share, to Wells Fargo as Indenture Trustee to the TOPrS. Please see Item 8.01 for information regarding a charging lien imposed by Wells Fargo.

guarantee payments on the foregoing; (ii) make any payment on debt securities that rank pari passu with or junior to the New Notes; (iii) effect a change of control of Signature; or (iv) enter into transactions with insiders.
In addition, the New Notes Indenture provides for certain events of default which include (subject in certain cases to grace and cure periods): failure to make payments on the New Notes when due, failure to comply with other covenants under the New Notes Indenture, defaults under certain other indebtedness, occurrence of certain bankruptcy events, inability to pay debts as they become due, failure to satisfy or discharge certain final judgments, adverse judicial or Company action regarding the enforceability or full force and effect of the New Notes or a material default, breach or violation of the Plan. If an event of default occurs, the Trustee or holders of not less than 25% of the aggregate principal amount of the then outstanding New Notes may, among other things, declare the entire outstanding balance of principal and interest on all outstanding New Notes to be immediately due and payable, which would take effect immediately.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under “Item 1.01 Entry into a Material Definitive Agreement—New Notes; Indenture” is incorporated by reference herein.
Item 8.01 Other Information.
On June 11, 2010, the $45 million cash consideration was distributed to the Trustee, in its capacity as Indenture Trustee to the TOPrS. Signature was alerted by the Trustee that the Trustee distributed $43 million to the TOPrS holders and retained $2 million as a charging lien pending the resolution of its fees in the bankruptcy case. Signature did not agree with the $2 million retention. Signature believes that fees submitted by the Trustee and the Trustee’s counsel, which included time billed by seventeen different attorneys, are excessive. A fee examiner is reviewing the invoices submitted by the Trustee and the Trustee’s counsel. While Signature continues to seek settlement with the Trustee on this issue, Signature intends to file a motion with the bankruptcy court objecting to a portion of the fees requested by the Trustee and its counsel in order to backstop resolution.
The New Notes and the Common Stock were both issued directly through the Depository Trust Company (“DTC”) at the request of the Trustee for the convenience of the TOPrS holders. The CUSIP number for the New Notes is 82670C AA8. The Common Stock, allocated at the direction of the Trustee on June 25, 2010, has been issued with the CUSIP number 82670C 100. If beneficial holders of TOPrS have not yet received their pro rata portion of the Common Stock or New Notes, they are encouraged to direct inquiries to their broker or custodian.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:
A list of exhibits required to be filed as part of this Current Report on Form 8-K is set forth under the “Index to Exhibits,” which is presented elsewhere in this document and is incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Signature has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC. (Registrant)
Date: July 22, 2010	By:	/s/ Craig Noell
		Name:	Craig Noell
		Title:	President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Document

4.1	Master Form of 9% Note Due December 31, 2016

10.1	Indenture between Signature Group Holdings, Inc. and Wells Fargo, National Association, as Indenture Trustee